Financial instruments - Fair values and risk management	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial instruments - Fair values and risk management	Financial instruments - Fair values and risk management
Accounting classifications and fair values
The following table shows the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. It does not include fair value information for financial assets and financial liabilities not measured at fair value if the carrying amount is a reasonable approximation of fair value, such as trade and other receivables and payables.

	Carrying amount				Fair value
(in thousands of USD)	Fair value - Hedging instruments	Financial assets at amortized cost	Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
December 31, 2022
Financial assets measured at fair value
Forward exchange contracts (Note 11/13/17)	1,309	—	—	1,309	—	1,309	—	1,309
Interest rate swaps (Note 11/13/17)	32,652	—	—	32,652	—	32,652	—	32,652
	33,961	—	—	33,961

Financial assets not measured at fair value
Non-current receivables (Note 11)	—	13,880	—	13,880	—	—	13,789	13,789
Lease receivables (Note 11)	—	2,854	—	2,854	—	2,268	—	2,268
Trade and other receivables * (Note 13)	—	325,592	—	325,592	—	—	—	—
Cash and cash equivalents (Note 14)	—	179,929	—	179,929	—	—	—	—
	—	522,255	—	522,255

Financial liabilities measured at fair value
Interest rate swaps (Note 19)	404	—	—	404	—	404	—	404
	404	—	—	404

Financial liabilities not measured at fair value
Secured bank loans (Note 17)	—	—	1,333,184	1,333,184	—	1,356,270	—	1,356,270
Unsecured other notes (Note 17)	—	—	197,556	197,556	194,480	—	—	194,480
Other borrowings (Note 17)	—	—	136,862	136,862	—	136,862	—	136,862
Lease liabilities (Note 17)	—	—	28,679	28,679	—	26,778	—	26,778
Trade and other payables * (Note 19)	—	—	72,878	72,878	—	—	—	—
		—	1,769,159	1,769,159

	Carrying amount				Fair value
	Fair value - Hedging instruments	Financial assets at amortized cost	Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
December 31, 2023
Financial assets measured at fair value
Forward exchange contracts (Note 13 and 17)	1,515	—	—	1,515	—	1,515	—	1,515
Interest rate swaps (Note 13)	1,286	—	—	1,286	—	1,286	—	1,286
	2,801	—	—	2,801

Financial assets not measured at fair value
Non-current receivables (Note 11)	—	1,625	—	1,625	—	—	1,536	1,536
Lease receivables (Note 11 and 13)	—	2,854	—	2,854	—	2,268	—	2,268
Trade and other receivables * (Note 13)	—	279,775	—	279,775	—	—	—	—
Cash and cash equivalents (Note 14)	—	429,370	—	429,370	—	—	—	—
	—	713,624	—	713,624

Financial liabilities measured at fair value
Interest rate swaps (Note 19)	146	—	—	146	—	146	—	146
	146	—	—	146

Financial liabilities not measured at fair value
Secured bank loans (Note 17)	—	—	528,359	528,359	—	540,096	—	540,096
Unsecured other notes (Note 17)	—	—	201,952	201,952	196,563	—	—	196,563
Other borrowings (Note 17)	—	—	163,546	163,546	—	164,261	—	164,261
Lease liabilities (Note 17)	—	—	36,856	36,856	—	33,359	—	33,359
Trade and other payables * (Note 19)	—	—	106,613	106,613	—	—	—	—
	—	—	1,037,326	1,037,326

* Deferred charges, deferred fulfillment costs and VAT receivables (included in other receivables) (see Note 13), deferred income and VAT payables (included in other payables) (see Note 19), which are not financial assets (liabilities) are not included.
Measurement of fair values
Valuation techniques and significant unobservable inputs
Level 1 fair value was determined based on the actual trading of the unsecured notes, due in 2026, and the trading price on December 31, 2023. The following tables show the valuation techniques used in measuring Level 1, Level 2 and Level 3 fair values, as well as the significant unobservable inputs used.

Financial instruments measured at fair value

Type	Valuation Techniques	Significant unobservable inputs

Forward exchange contracts
Forward pricing: the fair value is determined using quoted forward exchange rates at the reporting date and present value calculations based on high credit quality yield curve in the respective currencies.
Not applicable

Interest rate swaps
Swap models: the fair value is calculated as the present value of the estimated future cash flows. Estimates of future floating-rate cash flows are based on quoted swap rates, futures prices and interbank borrowing rates.
Not applicable

Commodity derivatives	Fair value is determined based on the present value of the quoted forward price.	Not applicable

Financial instruments not measured at fair value

Type	Valuation Techniques	Significant unobservable inputs
Non-current receivables (consisting primarily of shareholders' loans)	Discounted cash flow	Discount rate and forecasted cash flows
Lease receivables	Discounted cash flow	Discount rate
Other financial liabilities (consisting of secured and unsecured bank loans and lease liabilities)	Discounted cash flow	Discount rate
Other financial notes (consisting of unsecured notes)	List price	Not applicable
Transfers between Level 1, 2 and 3
There were no transfers between these levels in 2022 and 2023.
Financial risk management
In the course of its normal business, the Group is exposed to the following risks:
•Credit risk
•Liquidity risk
•Market risk (Tanker market risk, interest rate risk, currency risk and commodity risk)
The Company's Supervisory Board has overall responsibility for the establishment and oversight of the Group's risk management framework. The Supervisory Board has established the Audit and Risk Committee, which is responsible for developing and monitoring the Group's risk management policies. The Committee reports regularly to the Supervisory Board on its activities.
The Group's risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group's activities. The Group, through its training and management standards and procedures, aims to maintain a disciplined and constructive control environment in which all employees understand their roles and obligations.
The Group's Audit and Risk Committee oversees how management monitors compliance with the Group's risk management policies and procedures, and reviews the adequacy of the risk management framework in relation to the risks faced by the Group. The Group's Audit and Risk Committee is assisted in its oversight role by internal audit. Internal audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit and Risk Committee.
Credit risk
Trade and other receivables
The Group has a formal credit policy. Credit evaluations - when necessary - are performed on an ongoing basis. At the balance sheet date there were no significant concentrations of credit risk. All trade and other receivables were with oil majors within the same industry but with a geographic spread and a different business focus. Based on past experience, and considering any forward-looking factors, there was only a small impact on doubtful amounts at year-end. Based on individual analyses, provisions for doubtful debtors were in line with 2022. In particular, the client representing 6% of the Tankers segment's total revenue in 2023 (see Note 2) only represented 4.23% of the total trade and other receivables at December 31, 2023 (2022: one client representing 1.17%). The maximum exposure to credit risk is represented by the carrying amount of each financial asset.
The ageing of current trade and other receivables is as follows:

(in thousands of USD)	2023	2022
Not past due	266,613	320,823
Past due 0-30 days	12,060	16,560
Past due 31-365 days	26,781	26,820
More than one year	1,656	2,585
Total trade and other receivables	307,111	366,789

Past due amounts are not credit impaired as collection is considered to be likely and management is confident the outstanding amounts can be recovered. As at December 31, 2023 55.14% (2022: 52.88%) of the total current trade and other receivables relate to TI Pool. TI Pool is paid after completion of the voyages and only deals with oil majors, national oil companies and other actors of the oil industry whose credit worthiness historically has been high. Amounts not past due are also with customers with high credit worthiness and are therefore not credit impaired.
Non-current receivables
Non-current receivables as at December 31, 2023 mainly consist of lease receivables and other non-current receivables. Non-current receivables as at December 31, 2022 mainly consist of derivatives which relate to the fair market value of Interest Rate Swaps (see Note 11).
Cash and cash equivalents
The Group held cash and cash equivalents of $429.4 million at December 31, 2023 (2022: $179.9 million). The cash and cash equivalents are held with bank and financial institution counterparties, which are rated A- to AA+, based on rating agency S&P (see Note 14) and spread over different banks.
Derivatives
Derivatives are entered into with banks and financial institution counterparties, which are rated A- to AA+, based on rating agency S&P.
Guarantees
The Group's policy is to provide financial guarantees only for subsidiaries and joint ventures. At December 30, 2019, the Group issued a guarantee to the buyer of the three VLCCs in relation to the sale and leaseback transaction (see Note 17) whereby the VLCCs were leased back in a subsidiary under a 54-months bareboat contract. At December 4, 2023, the Group issued a guarantee to the buyer of the Suezmax Cypres (2022 - 157,310 dwt) in relation to the sale and leaseback transaction (see Note 17) whereby the Suezmax was leased back in a subsidiary under a 14-year bareboat contract. At December 31, 2023, the guarantees towards TI Africa and TI Asia (for the full 100% due to the acquisition of the remaining 50%) were still outstanding but have not been called upon.
Liquidity risk
Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group's approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group's reputation. The sources of financing are diversified and the bulk of the loans are irrevocable, long-term and maturities are spread over different years.
The following are the remaining contractual maturities of financial liabilities:

	Contractual cash flows December 31, 2022
(in thousands of USD)	Carrying Amount	Total	Less than 1 year	Between 1 and 5 years	More than 5 years
Non derivative financial liabilities
Bank loans and other notes (Note 17)	1,530,739	1,819,230	278,311	1,349,384	191,534
Other borrowings (Note 17)	136,862	154,292	73,330	80,962	—
Lease liabilities (Note 17)	28,679	29,745	23,624	6,080	41
Current trade and other payables * (Note 19)	72,878	72,878	72,878	—	—
	1,769,158	2,076,144	448,144	1,436,426	191,575

Derivative financial liabilities
Interest rate swaps (Note 19)	404	9	(1,359)	1,152	216
	404	9	(1,359)	1,152	216

	Contractual cash flows December 31, 2023
	Carrying Amount	Total	Less than 1 year	Between 1 and 5 years	More than 5 years
Non derivative financial liabilities
Bank loans and other notes (Note 17)	730,311	837,126	217,328	587,681	32,117
Other borrowings (Note 17)	163,546	214,641	99,058	40,363	75,220
Lease liabilities (Note 17)	36,856	37,732	33,806	3,651	276
Current trade and other payables * (Note 19)	106,613	106,613	106,613	—	—
	1,037,326	1,196,112	456,805	631,694	107,613

Derivative financial liabilities
Interest rate swaps (Note 19)	146	(9)	(876)	797	70
	146	(9)	(876)	797	70
* Deferred income and VAT payables (included in other payables) (see Note 19), which are not financial liabilities, are not included.
The Group has secured bank loans that contain loan covenants. A future breach of covenant may require the Group to repay the loan earlier than indicated in the above table. For more details on these covenants, please see "capital management" below.
The interest payments on variable interest rate loans in the table above reflect market forward interest rates at the reporting date and these amounts may change as market interest rates change. It is not expected that the cash flows included in the table above (the maturity analysis) could occur significantly earlier, or at significantly different amounts than stated above.
Market risk
Managing interest rate benchmark reform and associated risks
Overview

A fundamental reform of major interest rate benchmarks is being undertaken globally, including the replacement of some interbank offered rates (IBORs) with alternative nearly risk-free rates (RFR) (referred to as ‘IBOR reform'). The Group had exposures to IBORs on its financial instruments that has been replaced or reformed as part of these market-wide initiatives. As at December 31, 2023 new financial instruments concluded during 2023 have an alternative reference rate for US dollar LIBOR which is the Secured Overnight Financing Rate (SOFR). In 2022, the Group did not undertake amendments to its existing financial instruments as at December 31, 2021 with contractual terms indexed to IBORs. As announced by the Financial Conduct Authority (FCA) in early 2022, the panel bank submissions for US dollar LIBOR ceased in mid-2023. The Group anticipates that IBOR reform impacts its risk management and hedge accounting. In addition, the FCA announced in early 2023 that the one-, three- and six-month synthetic US dollar LIBOR settings will cease on September 30, 2024.
Derivatives
The Group from time to time may enter into derivative financial instruments to hedge its exposure to market fluctuations, foreign exchange and interest rate risks arising from operational, financing and investment activities. Derivatives are initially measured at fair value; attributable transaction costs are expensed as incurred. Subsequent to initial recognition, derivatives are remeasured at fair value, and changes therein are generally recognized in profit or loss. The group designated certain derivatives as hedging instruments to hedge the variability in cash flows. The Group entered into interest rate swaps and forward exchange contracts to hedge this risk (see Note 15).

The Group holds interest rate swaps which have floating legs that are indexed to USD SOFR. The Group's derivative instruments are governed by contracts based on the International Swaps and Derivatives Association (ISDA)'s master agreements.

As from 2022 onwards new transactions are based on the RFR approach using benchmark rate SOFR. This benchmark rate is quoted each day.

The Group's exposure to USD SOFR designated in hedging relationships is $93.6 million nominal amount at December 31, 2023 (see Note 15), representing the nominal amount of the four interest rate swaps maturing in 2030.

Hedge Accounting
The Group ensure that hedge accounting relationships are aligned with its risk management objectives and strategy and apply a more qualitative and forward looking approach in assessing hedge effectiveness. On initial designation of the derivative as hedging instrument, the Group formally documents the economic relationship between the hedging instrument(s) and hedged item(s), including the risk management objective(s) and strategy for undertaking the hedge. The Group also documents the methods that will be used to assess the effectiveness of the hedging relationship and makes an assessment whether the hedging instruments are expected to be "highly effective" in offsetting the changes in the cash flows of the respective hedged items during the period for which the hedge is designated.

On an ongoing basis, the Group assesses whether the hedge relationship continues and is expected to continue to remain highly effective using retrospective and prospective quantitative and qualitative analysis.
Total amounts of unreformed contracts, including those with an appropriate fallback clause

As at December 31, 2023, all existing financial instruments are indexed to USD SOFR.

Tanker market risk
The spot tanker freight market is a highly volatile global market and the Group cannot predict what the market will be without significant uncertainty. The Group has a strategy of operating the majority of its fleet on the spot market but tries to keep a certain part of the fleet under fixed time charter contracts. The proportion of vessels operated on the spot vary according to the many factors affecting both the spot and fixed time charter contract markets.

Every increase (decrease) of $1,000 on the spot tanker freight market (VLCC and Suezmax) per day would have increased (decreased) profit or loss by the amounts shown below:

(effect in thousands of USD)	2023		2022		2021
	Profit or loss		Profit or loss		Profit or loss
	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
	Increase	Decrease	Increase	Decrease	Increase	Decrease
	20,252	(20,252)	21,348	(21,348)	21,270	(21,270)
Interest rate risk
Euronav interest rate management general policy is to borrow at floating interest rates based on SOFR plus a margin. The Euronav Corporate Treasury Department monitors the Group's interest rate exposure on a regular basis. From time to time and under the responsibility of the Chief Financial Officer, different strategies to reduce the risk associated with fluctuations in interest rates can be proposed to the Supervisory Board for their approval. The Group hedges part of its exposure to changes in interest rates on borrowings. All borrowings contracted for the financing of vessels are on the basis of a floating interest rate, increased by a margin. On a regular basis the Group may use interest rate related derivatives (interest rate swaps, caps and floors) to achieve an appropriate mix of fixed and floating rate exposure as defined by the Group. On December 31, 2023 and December 31, 2022, the Group had such instruments in place and approximately 17% and 46% of the floating interest rates have been hedged, respectively.
At the reporting date the interest rate profile of the Group's interest-bearing financial instruments was:

(in thousands of USD)	2023	2022
FIXED RATE INSTRUMENTS
Financial assets	850	850
Financial liabilities	238,808	312,434
	239,658	313,284

VARIABLE RATE INSTRUMENTS
Financial liabilities	691,905	1,383,847
	691,905	1,383,847

Fair value sensitivity analysis for fixed rate instruments
The Group does not account for any fixed rate financial assets and liabilities at fair value through profit or loss, and the Group does not designate derivatives (interest rate swaps) as hedging instruments under a fair value hedge accounting model. Therefore a change in interest rates at the reporting date would not affect profit or loss nor equity as of that date.
Cash flow sensitivity analysis for variable rate instruments
A change of 50 basis points in interest rates at the reporting date would have increased (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant.

	Profit or Loss		Equity
	50 BP	50 BP	50 BP	50 BP
(effect in thousands of USD)	Increase	Decrease	Increase	Decrease
December 31, 2021
Variable rate instruments	(6,606)	2,133	—	—
Interest rate swaps	—	—	4,594	(4,222)
Cash Flow Sensitivity (Net)	(6,606)	2,133	4,594	(4,222)

December 31, 2022
Variable rate instruments	(7,784)	6,466	—	—
Interest rate swaps	—	—	4,710	(6,839)
Cash Flow Sensitivity (Net)	(7,784)	6,466	4,710	(6,839)

December 31, 2023
Variable rate instruments	(7,130)	7,129	—	—
Interest rate swaps	—	—	1,376	(1,376)
Cash Flow Sensitivity (Net)	(7,130)	7,129	1,376	(1,376)

Currency risk
The Group policy is to monitor its material non-functional currency transaction exposure so as to allow for natural coverage (revenues in the same currency than the expenses) whenever possible. When natural coverage is not deemed reasonably possible (for example for long term commitments), the Company manages its material non-functional currency transaction exposure on a case-by-case basis, either by entering into spot foreign currency transactions, foreign exchange forward, swap or option contracts.

The Group's exposure to currency risk is related to its operating expenses expressed in Euros and to Treasury Notes denominated in Euros. In 2023 about 19.1% (2022: 15.4% and 2021: 13.9%) of the Group's total operating expenses were incurred in Euros. Revenue and borrowings are expressed in USD only, except for instruments issued under the Treasury Notes Program (Note 17).

(in thousands of USD)	December 31, 2023		December 31, 2022		December 31, 2021
	EUR	USD	EUR	USD	EUR	USD
Trade payables	(5,888)	(36,144)	(6,653)	(18,043)	(5,680)	(20,332)
Operating expenses	(122,878)	(538,317)	(103,339)	(568,357)	(101,039)	(625,627)
Treasury Notes	(87,106)	(700)	(50,664)	—	(104,006)	—
For the average and closing rates applied during the year, we refer to Note 27.
Sensitivity analysis
A 10 percent strengthening of the EUR against the USD at December 31, would have increased (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant.

(in thousands of USD)	2023	2022	2021
Equity	607	648	683
Profit or loss	(13,356)	(10,994)	(9,573)
A 10 percent weakening of the EUR against the USD at December 31, would have had the equal but opposite effect to the amounts shown above, on the basis that all the other variables remain constant.
Cash flow hedges
At December 31, 2023, the Group held the following instruments to hedge exposures to changes in interest rates:

	Maturity
(in thousands of USD)	1-6 months	6-12 months	More than 1 year

Interest rate risk
Interest rate swaps
Net exposure	(22,916)	(18,039)	(50,392)
Average fixed interest rate	3.26%	3.26%	3.26%

At December 31, 2022, the Group held the following instruments to hedge exposures to changes in interest rates:

	Maturity
(in thousands of USD)	1-6 months	6-12 months	More than 1 year

Interest rate risk
Interest rate swaps
Net exposure	(41,048)	(38,879)	(167,966)
Average fixed interest rate	1.42%	1.41%	1.40%

The Group entered on August 22, 2022 into four Fx Swaps to hedge 20% of the short position for 2023 and entered into several Fx Swap transactions during the first half 2023. These Fx Swaps are used to hedge the risk related to the fluctuation of EUR/USD. All these hedges matured in 2023.

The amounts at the reporting date relating to items designated as hedged items were as follows:

	December 31, 2023			December 31, 2022
(in thousands of USD)	Change in value used for calculating hedge ineffectiveness	Recycled into P&L	Cash flow hedge reserve	Change in value used for calculating hedge ineffectiveness	Cash flow hedge reserve

Interest rate risk
Variable-rate instruments	6,164	24,717	1,140	(29,159)	32,021
Cap option	—	—	—	(466)	—
Fx rate risk
Fx Swaps	—	1,032	—	(1,032)	1,032

The amounts relating to items designated as hedging instruments and hedge ineffectiveness were as follows:

	2023				During the period 2023
(in thousands of USD)	Nominal amount	Carrying amount - Assets	Carrying amount - Liabilities	Line item in the statement of financial position where the hedging instrument is included	Changes in the value of the hedging instrument recognized in OCI	Recycled into P&L	Hedge ineffectiveness recognized in profit or loss	Line item in profit or loss that includes hedge ineffectiveness

Interest rate risk
Interest rate swaps	93,607	1,286	146	Trade and other current receivables, Non-current other payables	(6,164)	(24,717)	37	Finance expenses
Fx rate risk
Fx Swaps	—	—	—	Trade and other current receivables	—	(1,032)	—	Finance expenses

	2022				During the period 2022
(in thousands of USD)	Nominal amount	Carrying amount - Assets	Carrying amount - Liabilities	Line item in the statement of financial position where the hedging instrument is included	Changes in the value of the hedging instrument recognized in OCI	Hedge ineffectiveness recognized in profit or loss	Line item in profit or loss that includes hedge ineffectiveness

Interest rate risk
Interest rate swaps	518,133	32,929	404	Non-current receivables, Trade and other current receivables, Trade and other current payables	29,159	(507)	Finance expenses
Cap options	—	—	—	Trade and other receivables	466	—	Finance expenses
Fx rate risk
Fx swaps	18,398	1,032	—	Trade and other current receivables	1,032	—	Finance expenses

During 2023 the hedges which were unwound, were classified from hedging reserve to profit or loss for a total amount of $24.7 million. During 2022, no amounts were reclassified from hedging reserve to profit or loss.

The following table provides a reconciliation by risk category of components of equity and analysis of OCI items, net of tax, resulting from cash flow hedge accounting:

(in thousands of USD)	Hedging reserve

Balance at January 1, 2023	33,053
Cash flow hedges
Change in fair value interest rate risk	(6,164)
Recycled into P&L	(25,749)
Change in fair value fx risk	—
Balance at December 31, 2023	1,140

Balance at January 1, 2022	2,396
Cash flow hedges
Change in fair value interest rate risk	29,625
Change in fair value fx risk	1,032
Balance at December 31, 2022	33,053

Master netting or similar agreements
The Group enters into derivative transactions under International Swaps and Derivatives Association (ISDA) master netting agreements. In general, under such agreements the amounts owned by each counterparty on a single day in respect of all transactions outstanding in the same currency are aggregated into a single net amount that is payable by one party to the other.
Capital management
The Company considers equity (Note 15) and borrowings (Note 17) to be capital, and manages it as follows.
Euronav is continuously seeking to optimize its capital structure (mix between debt and equity). The main objective is to maximize shareholder value while keeping the desired financial flexibility to execute the strategic projects. Some of the Group's other key drivers when making capital structure decisions are pay-out restrictions and the maintenance of the strong financial health of the Group. Besides the statutory minimum equity funding requirements that apply to the Group's subsidiaries in the various countries, the Group is also subject to covenants in relation to some of its senior secured credit facilities:
•an amount of current assets that, on a consolidated basis, exceeds current liabilities. Current assets may include undrawn amounts of any committed revolving credit facilities and credit lines having a maturity of more than one year;
•an aggregate amount of cash, cash equivalents and available aggregate undrawn amounts of any committed loan of at least $50.0 million or 5% of the Group's total indebtedness (excluding guarantees), depending on the applicable loan facility, whichever is greater;
•an amount of cash of at least $30.0 million; and
•a ratio of Stockholders' Equity to Total Assets of at least 30%
In connection to the senior secured FSO loan of $150 million, the facility contains a specific covenant whereby each borrower need to ensure that its financial position shall at all times during the Security Period be such that the Debt Service Cover Ratio in respect of it shall be equal or higher than 1.1x.
Further, the Group's loan facilities generally include an asset protection clause whereby the fair market value of collateral vessels should be at least 125% of the aggregate principal amount outstanding under the respective loan.
All existing financing arrangements, including the bonds, contain a change of control clause (COC), which is triggered if a shareholder would acquire 50%+1 of the shares or voting rights in Euronav. In certain existing financing arrangements (e.g., €80,000,000 facility agreement) the threshold would be 30%+1 of the shares or voting rights in Euronav.
On October 9, 2023 it was announced that two reference shareholders, CMB NV and Frontline plc/Famatown Finance Limited, had reached an agreement on a transaction involving the Company that would make an end to the deadlock arising from their differences over strategy (see Note 17).
The transaction comprised three interdependent agreements:
• CMB to acquire Frontline's 26.12% stake in the Company for $18.43 per share;
• Frontline to acquire 24 VLCC tankers from the Euronav fleet for $2.35 billion;
• The Company's pending arbitration action against Frontline and affiliates to be terminated.

The transaction was effected on November 22, 2023 when CMB NV, after acquiring the shares of Frontline plc/Famatown Finance Limited, owned 49.05% of the company's issued shares (representing 53% of the voting rights in Euronav). The transaction did not trigger the change of control in the financing agreements because Saverco, which is the holding company of CMB NV is a permitted holder in the change of control clauses in the respective financing agreements, including the senior unsecured $200 million bond where no put-option event was triggered. Under the bond, the occurrence of a CoC by a person or group of persons acting in concert other than Saverco or Victrix would trigger a put option event, allowing each bondholder to require that Euronav Luxembourg SA (Euronav Luxembourg) purchases all or some of the bonds held by that bondholder at a price equal to 101% per cent of the nominal amount (i.e., at a premium of 1%).
The credit facilities discussed above also contain restrictions and undertakings which may limit the Group and the Group's subsidiaries' ability to, among other things:
•effect changes in management of the Group's vessels;
•transfer or sell or otherwise dispose of all or a substantial portion of the Group's assets;
•declare and pay dividends; and
•incur additional indebtedness.
A violation of any of these financial covenants or operating restrictions contained in the credit facilities may constitute an event of default under these credit facilities, which, unless cured within the grace period set forth under the applicable credit facility, if applicable, or waived or modified by the Group's lenders, provides them with the right to, among other things, require the Group to post additional collateral, enhance equity and liquidity, increase interest payments, pay down indebtedness to a level where the Group is in compliance with loan covenants, sell vessels in the fleet, reclassify indebtedness as current liabilities and accelerate indebtedness and foreclose liens on the vessels and the other assets securing the credit facilities, which would impair the Group's ability to continue to conduct business.

Furthermore, certain of our credit facilities contain a cross-default provision that may be triggered by a default under one of our other credit facilities. A cross-default provision means that a default on one loan would result in a default on certain other loans. Because of the presence of cross-default provisions in certain of our credit facilities, the refusal of any one lender under our credit facilities to grant or extend a waiver could result in certain of our indebtedness being accelerated, even if our other lenders under our credit facilities have waived covenant defaults under the respective credit facilities. If our secured indebtedness is accelerated in full or in part, it would be very difficult in the current financing environment for us to refinance our debt or obtain additional financing and we could lose our vessels and other assets securing our credit facilities if our lenders foreclose their liens, which would adversely affect our ability to conduct our business.

As of December 31, 2023, December 31, 2022 and December 31, 2021, the Group was in compliance with all of the covenants contained in the debt agreements. With respect to the quantitative covenants as of December 31, 2023, as described above:
1.current assets on a consolidated basis (including available credit lines of $813.4 million) exceeded current liabilities by $2,020.4 million,
2.aggregated cash was $1,242.8 million,
3.cash was $429.4 million and
4.ratio of Stockholders' Equity to Total Assets was 68.9%.
The previous dividend policy targeted each quarter, applicable as of the first quarter 2020, to return 80% of the net income (including the fixed element of $3 cents per quarter) to shareholders. This return to shareholders would primarily be in the form of a cash dividend and the Company always looked at share buyback as an alternative if it believed more value could be created for shareholders. The calculation did not include capital gains (reserved for fleet renewal) but included capital losses and the policy was at all times subject to freight market outlook, company balance sheet and cyclicality along with other factors and regulatory requirements. On the Supervisory Board meeting on December 5, 2023, the Board decided to amend the dividend policy to a full discretionary dividend policy as it believes this approach offers the required flexibility to manage the Company in light of its new strategy. The new dividend policy is applicable from the next dividend payment decision.

As part of its capital allocation strategy, Euronav has the option of buying its own shares back should the Supervisory Board and Management Board believe that there is a substantial value disconnect between the share price and the real value of the Company. This return of capital is in addition to the fixed dividend of $0.12 per share paid each year. During 2023, Euronav transferred 450,465 shares to members of the Management Board in accordance with the Long Term Incentive Plan 2020, Long Term Incentive Plan 2021, Long Term Incentive Plan 2022 and Long Term Incentive Plan 2023. The Company owned 17,790,716 own shares (8.09% of the total outstanding shares) at year-end.

Commodity risk
The Group has been purchasing compliant bunker fuel for future consumption by its vessels. In order to fix the price of the fuel bought the Company has used swaps and futures to hedge the risk between decision of buying the fuel and receiving and paying the cargo. These swaps and futures were designated as cash flow hedges of the variability in the price of bunker between the order date and the fixing date. At year-end, all fuel was received. The Group remains exposed to the risk of decrease in bunker fuel on the spot market below the weighted average purchase price.